Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes
Income taxes

14.                     Income taxes

a.                            Income tax (benefit) expense was comprised as follows:

	Successor Registrant		Predecessor Registrant
	2012	Period from May 26, 2011 through December 31, 2011	Period from January 1, 2011 through May 25, 2011	2010

Current:
ISR	$1,078	$1,276	$267	$58
IETU	56	43	357	530
Total current	1,134	1,319	624	588

Deferred:
ISR	(26,815)	6,175	(10,965)	(149)
IETU	(4,815)	5,512	2,146	264
Change in valuation allowance	15,676	(873)	10,394	76
Total deferred	(15,954)	10,814	1,575	191

Total income tax (benefit) expense	$(14,820)	$12,133	$2,199	$779

b.                            The provision (benefit) for income taxes differs from the amount computed by applying the Mexican statutory income tax rate of 30 percent on the income (loss) before income taxes as a result of the following items:

	2012	2011	2010

Expected income tax expense (benefit) at statutory rate	$7,950	$(9,986)	$(3,933)

Tax inflation and statutory foreign exchange effects	3,546	4,676	1,681
Nondeductible expenses	1,624	1,953	230
ISR and IETU hybrid method	(21,834)	8,168	17,986
Use of previously reserved tax loss carryforwards	(21,782)	—	(15,261)
Change in valuation allowance	15,676	9,521	76

Total income tax (benefit) expense	$(14,820)	$14,332	$779

c.                             The significant components of the net deferred tax liability are:

	2012	2011
Deferred tax assets:
Tax loss carryforwards	$58,670	$32,838
Concessions, net	34,294	32,464
Credits on IETU losses	6,998	5,887
Deferred revenue	7,071	7,643
Accrued expenses	2,740	2,194
Other	28	780
Total deferred tax assets before valuation allowance	109,801	81,806
Valuation allowance for deferred tax assets	(50,173)	(34,497)
Net deferred tax assets	59,628	47,309

Deferred tax liabilities:
Satellites and equipment, net	(54,534)	(48,306)
Intangibles, net	(8,123)	(17,015)
Prepaid insurance and other	(1,651)	(1,120)
Deferred financing cost	(744)	(2,247)
Total deferred tax liabilities	(65,052)	(68,688)

Net deferred tax liability	$(5,424)	$(21,379)

Classification on consolidated balance sheets:
Current deferred tax assets	$3,059	$—
Current deferred tax liabilities	—	(1,490)
Long-term deferred tax liabilities	(8,483)	(19,889)

Net deferred tax liabilities	$(5,424)	$(21,379)

As of each reporting date, the Company’s management considers new evidence, both positive and negative, that could impact management’s view with regards to future realization of deferred tax assets. The Company assesses the recoverability of its tax loss carryforwards and other deferred tax assets and based upon this analysis and records a valuation allowance to the extent recoverability does not satisfy the “more likely than not” recognition criteria. The Company continues to maintain the valuation allowance until sufficient positive evidence exists to support full or partial reversal. As of December 31, 2012 and 2011, Satmex had a valuation allowance totaling $50.1 million and $34.4 million against deferred tax assets and tax loss carryforwards due to the limited carryforward periods.

In determining the appropriate valuation allowance, management considers the fact that the Company’s deferred taxes are prepared on the hybrid method, given that in certain years it projects payment of ISR while in others, it projects payment of IETU. Accordingly, due to the use of this method, certain tax loss carryforwards and credits on IETU losses may be excluded from or included in the deferred tax computation during those years in which the Company expects to pay IETU or ISR, respectively; the related allowance on deferred tax assets is also excluded from or included in the deferred tax computation.

As of December 31, 2012, Satmex has tax loss carryforwards and credits on IETU losses, which are available to offset future taxable income, as follows:

	Amounts (1)
Expiration Date	Tax loss carryforwards	Credits on IETU losses

2013	$82,827	$—
2014	30,517	—
2016	227,784	—
2017	24,655	—
2018	79,453	—
2021	8,272	17,623
2022	—	1,261

	$453,508	$18,884

(1)                      The amounts presented above have been adjusted for Mexican inflation as permitted by Mexican tax law.

In 2012 and 2010, the Company used $72.6 million and $50.9 million of tax loss carryforwards, respectively. In 2011 and 2010, $69.0 million and $56.7 million of tax loss carryforwards expired, respectively.

d.                            Statutory income tax rates - Mexican companies are subject to a dual tax system comprised of ISR and IETU. Mexican entities pay the greater of the corporate flat tax or regular income tax and therefore determine their deferred income taxes based on the tax regime expected to be paid to in the future.

The ISR rate in 2012 and 2011 was 30%. In accordance with the Mexican Federal Income Tax Law for 2013, which was enacted in 2012, the ISR rate applicable to companies will be 30% in 2013 and will decrease to 29% in 2014 and 28% in 2015 and thereafter.

IETU - Revenues, as well as deductions and certain tax credits, are determined based on cash flows of each fiscal year. Beginning in 2010, the IETU rate is 17.5%.

Current income taxes are the greater of ISR and IETU.

e.                             Uncertain tax positions - The Company has not taken any uncertain tax positions for which it believes it is more likely than not, based on technical merits, that it will not receive benefits taken for its tax positions. The tax years that remain subject to examination by the tax authorities include 2008 — 2012.